Exhibit 99.1

AMCON Distributing Company Reports Results for the Quarter Ended June 30, 2022

OMAHA, Neb.--(BUSINESS WIRE)--July 18, 2022--AMCON Distributing Company (“AMCON” or “Company”) (NYSE American: DIT), an Omaha, Nebraska based consumer products company, is pleased to announce fully diluted earnings per share of $10.27 on net income available to common shareholders of $6.0 million for its third fiscal quarter ended June 30, 2022.

“We are pleased with our results for the third fiscal quarter. Our strategic plan, with its consistent focus on customer service, has furthered AMCON’s industry leadership in a highly challenging operating environment,” said Christopher H. Atayan, AMCON’s Chairman and Chief Executive Officer. Mr. Atayan further noted, “AMCON continues to seek out acquisition opportunities for convenience and food service distributors who want to align with the Company’s growing platform and customer centric management philosophy.”

The wholesale distribution segment reported revenues of $539.2 million and operating income of $9.4 million for the third quarter of fiscal 2022 which includes $108.7 million of revenue and $1.6 million of operating income related to the Company’s majority investment in Team Sledd, LLC (“Team Sledd”). The retail health food segment reported revenues of $11.4 million and operating income of $0.2 million for the third quarter of fiscal 2022.

“After a considerable search, we have acquired and are developing a new 160,000 square foot distribution center located near Springfield, Missouri to support the growth of our customer base,” said Andrew C. Plummer, AMCON’s President and Chief Operating Officer. Mr. Plummer further noted, “We continue to search for facilities in, and adjacent to, the geographic markets we serve.”

“AMCON acquired a controlling interest in Team Sledd during the period. As a result, we are now consolidating Team Sledd into our financial statements and recorded a $2.4 million gain related to the Company’s ownership interest in Team Sledd. We have been delighted with our partnership with Team Sledd since our initial investment,” said Charles J. Schmaderer, AMCON’s Chief Financial Officer. Mr. Schmaderer further noted, “During the period, AMCON amended and expanded its revolving credit facility with Bank of America and BMO Harris Bank to support strategic growth initiatives including the development of our new warehouse facility near Springfield, Missouri. As a core operating principle, we continue to maintain high levels of liquidity and ended the quarter with $99.1 million of consolidated shareholders’ equity.”

AMCON’s Healthy Edge Retail Group plays an important role in the health and wellness of the communities it serves. Our long-term relationship with the organic/natural products vendor community has enabled our stores to meet the demands of our customers for total wellness solutions. Our strategy is to offer a broad selection of the highest quality organic and natural merchandise available supported by a high degree of customer service not found at other big box retailers within our industry.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, foodservice, frozen and refrigerated foods, automotive supplies and health and beauty care products with distribution locations in Illinois, Missouri, Nebraska, North Dakota, South Dakota, Tennessee and West Virginia. AMCON, through its Healthy Edge Retail Group, operates nineteen (19) health and natural product retail stores in the Midwest and Florida. The retail stores operate under the names Akin’s Natural Foods www.akins.com in its Midwest market, and Chamberlin's Natural Foods www.chamberlins.com and Earth Origins Market www.earthoriginsmarket.com in its Florida market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs and the other factors described under Item 1.A. of the Company’s Annual Report on Form 10-K. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

AMCON Distributing Company and Subsidiaries
Condensed Consolidated Balance Sheets
June 30, 2022 and September 30, 2021

	June	September
	2022	2021
	(Unaudited)
ASSETS
Current assets:
Cash	$600,936	$519,591
Accounts receivable, less allowance for doubtful accounts of $2.6 million at June 2022 and $0.9 million September 2021	66,500,582	35,844,163
Inventories, net	142,093,610	95,212,085
Income taxes receivable	468,289	—
Prepaid expenses and other current assets	10,343,497	4,999,125
Total current assets	220,006,914	136,574,964

Property and equipment, net	48,452,634	16,012,524
Operating lease right-of-use assets, net	19,672,900	17,846,529
Note receivable, net of current portion	—	3,325,000
Goodwill	5,277,950	4,436,950
Other intangible assets, net	2,135,645	500,000
Equity method investment	—	9,380,343
Other assets	2,749,360	334,819
Total assets	$298,295,403	$188,411,129

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$40,975,820	$24,235,042
Accrued expenses	13,339,837	11,468,955
Accrued wages, salaries and bonuses	7,346,300	4,489,852
Income taxes payable	—	867,160
Current operating lease liabilities	6,204,257	5,513,390
Current maturities of long-term debt	1,204,348	561,202
Total current liabilities	69,070,562	47,135,601

Credit facilities	101,228,521	43,650,865
Deferred income tax liability, net	2,938,240	1,531,228
Long-term operating lease liabilities	13,759,819	12,669,157
Long-term debt, less current maturities	12,159,895	5,054,265
Other long-term liabilities	66,694	757,387

Shareholders’ equity:
Preferred stock, $.01 par value, 1,000,000 shares authorized	—	—
Common stock, $.01 par value, 3,000,000 shares authorized, 584,789 shares outstanding at June 2022 and 551,369 shares outstanding at September 2021	9,168	8,834
Additional paid-in capital	26,729,124	24,918,781
Retained earnings	92,210,760	83,552,298
Treasury stock at cost	(30,867,287)	(30,867,287)
Total parent shareholders’ equity	88,081,765	77,612,626
Non-controlling interest	10,989,907	—
Total shareholders’ equity	99,071,672	77,612,626
Total liabilities and shareholders’ equity	$298,295,403	$188,411,129

AMCON Distributing Company and Subsidiaries
Condensed Consolidated Unaudited Statements of Operations
for the three and nine months ended June 30, 2022 and 2021

	For the three months ended June		For the nine months ended June
	2022	2021	2022	2021
Sales (including excise taxes of $129.2 million and $104.9 million, and $315.5 million and $297.4 million, respectively)	$550,584,152	$438,313,030	$1,365,043,621	$1,221,571,294
Cost of sales	516,907,540	412,771,324	1,277,757,425	1,149,594,823
Gross profit	33,676,612	25,541,706	87,286,196	71,976,471
Selling, general and administrative expenses	25,862,325	20,501,117	70,168,415	58,123,100
Depreciation and amortization	912,501	741,180	2,514,968	2,295,390
	26,774,826	21,242,297	72,683,383	60,418,490
Operating income	6,901,786	4,299,409	14,602,813	11,557,981

Other expense (income):
Interest expense	655,811	329,929	1,222,829	1,016,902
Other (income), net	(2,417,252)	(43,437)	(2,518,320)	(169,525)
	(1,761,441)	286,492	(1,295,491)	847,377
Income from operations before income taxes	8,663,227	4,012,917	15,898,304	10,710,604
Income tax expense	2,397,000	1,076,000	4,987,000	2,916,000
Equity method investment earnings, net of tax	307,973	754,293	1,670,133	1,403,124
Net income	6,574,200	3,691,210	12,581,437	9,197,728
Less: Net income attributable to non-controlling interest	(591,369)	—	(591,369)	—
Net income available to common shareholders	$5,982,831	$3,691,210	$11,990,068	$9,197,728

Basic earnings per share available to common shareholders	$10.50	$6.69	$21.15	$16.71
Diluted earnings per share available to common shareholders	$10.27	$6.48	$20.62	$16.37

Basic weighted average shares outstanding	569,689	551,369	567,026	550,276
Diluted weighted average shares outstanding	582,370	569,481	581,578	561,940

Dividends paid per common share	$0.18	$0.18	$5.54	$5.54

AMCON Distributing Company and Subsidiaries
Condensed Consolidated Unaudited Statements of Shareholders’ Equity
for the three and nine months ended June 30, 2022 and 2021

	Common Stock		Treasury Stock		Additional Paid-in	Retained	Non-controlling
	Shares	Amount	Shares	Amount	Capital	Earnings	Interest	Total
THREE MONTHS ENDED JUNE 2021
Balance, April 1, 2021	883,589	$8,834	(332,220)	$(30,867,287)	$24,917,765	$73,724,722	$—	$67,784,034
Dividends on common stock, $0.18 per share	—	—	—	—	—	(105,586)	—	(105,586)
Compensation expense and settlement of equity-based awards	—	—	—	—	25,527	—	—	25,527
Net income	—	—	—	—	—	3,691,210	—	3,691,210
Balance, June 30, 2021	883,589	$8,834	(332,220)	$(30,867,287)	$24,943,292	$77,310,346	$—	$71,395,185

THREE MONTHS ENDED JUNE 2022
Balance, April 1, 2022	917,009	$9,168	(332,220)	$(30,867,287)	$26,555,046	$86,336,525	$—	$82,033,452
Dividends on common stock, $0.18 per share	—	—	—	—	—	(108,596)	—	(108,596)
Compensation expense and settlement of equity-based awards	—	—	—	—	174,078	—	—	174,078
Fair value measurement of non-controlling interest	—	—	—	—	—	—	10,419,138	10,419,138
Distributions	—	—	—	—	—	—	(20,600)	(20,600)
Net income	—	—	—	—	—	5,982,831	591,369	6,574,200
Balance, June 30, 2022	917,009	$9,168	(332,220)	$(30,867,287)	$26,729,124	$92,210,760	$10,989,907	$99,071,672
	Common Stock		Treasury Stock		Additional Paid-in	Retained	Non-controlling
	Shares	Amount	Shares	Amount	Capital	Earnings	Interest	Total
NINE MONTHS ENDED JUNE 2021
Balance, October 1, 2020	869,867	$8,697	(332,152)	$(30,861,549)	$24,282,058	$71,362,334	$—	$64,791,540
Dividends on common stock, $5.54 per share	—	—	—	—	—	(3,249,716)	—	(3,249,716)
Compensation expense and settlement of equity-based awards	13,722	137	—	—	661,234	—	—	661,371
Repurchase of common stock	—	—	(68)	(5,738)	—	—	—	(5,738)
Net income	—	—	—	—	—	9,197,728	—	9,197,728
Balance, June 30, 2021	883,589	$8,834	(332,220)	$(30,867,287)	$24,943,292	$77,310,346	$—	$71,395,185

NINE MONTHS ENDED JUNE 2022
Balance, October 1, 2021	883,589	$8,834	(332,220)	$(30,867,287)	$24,918,781	$83,552,298	$—	$77,612,626
Dividends on common stock, $5.54 per share	—	—	—	—	—	(3,331,606)	—	(3,331,606)
Compensation expense and settlement of equity-based awards	33,420	334	—	—	1,810,343	—	—	1,810,677
Fair value measurement of non-controlling interest	—	—	—	—	—	—	10,419,138	10,419,138
Distributions	—	—	—	—	—	—	(20,600)	(20,600)
Net income	—	—	—	—	—	11,990,068	591,369	12,581,437
Balance, June 30, 2022	917,009	$9,168	(332,220)	$(30,867,287)	$26,729,124	$92,210,760	$10,989,907	$99,071,672

AMCON Distributing Company and Subsidiaries
Condensed Consolidated Unaudited Statements of Cash Flows
for the nine months ended June 30, 2022 and 2021

	June	June
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$12,581,437	$9,197,728
Adjustments to reconcile net income to net cash flows from (used in) operating activities:
Depreciation	2,486,613	2,295,390
Amortization	28,355	—
Equity method investment earnings, net of tax	(1,670,133)	(1,403,124)
Gain on re-valuation of equity method investment to fair value	(2,387,411)	—
Gain on sales of property and equipment	(133,639)	(8,057)
Equity-based compensation	1,903,884	1,819,272
Deferred income taxes	1,407,012	(220,693)
Provision for losses on doubtful accounts	83,000	86,000
Inventory allowance	688,902	238,148
Changes in assets and liabilities net of effects of business acquisition:
Accounts receivable	(1,215,238)	(2,334,341)
Inventories	(4,674,292)	3,093,184
Prepaid and other current assets	(2,986,167)	(3,677,421)
Equity method investment distributions	1,095,467	828,466
Other assets	(728,596)	34,647
Accounts payable	1,313,711	2,680,540
Accrued expenses and accrued wages, salaries and bonuses	1,926,479	804,983
Other long-term liabilities	(690,693)	(169,854)
Income taxes payable and receivable	(1,890,449)	(537,548)
Net cash flows from (used in) operating activities	7,138,242	12,727,320

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(13,940,428)	(1,254,958)
Proceeds from sales of property and equipment	145,500	39,728
Principal payment received on note receivable	175,000	—
Cash acquired in business acquisition	7,958	—
Net cash flows from (used in) investing activities	(13,611,970)	(1,215,230)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facilities	1,393,048,057	1,217,375,073
Repayments under revolving credit facilities	(1,381,508,745)	(1,227,854,771)
Proceeds from borrowings on long-term debt	—	3,000,000
Principal payments on long-term debt	(524,874)	(373,216)
Proceeds from exercise of stock options	173,590	—
Repurchase of common stock	—	(5,738)
Dividends on common stock	(3,331,606)	(3,249,716)
Settlement and withholdings of equity-based awards	(1,280,749)	(365,022)
Distributions to non-controlling interest	(20,600)	—
Net cash flows from (used in) financing activities	6,555,073	(11,473,390)
Net change in cash	81,345	38,700
Cash, beginning of period	519,591	661,195
Cash, end of period	$600,936	$699,895

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$1,201,073	$1,031,457
Cash paid during the period for income taxes	5,468,488	3,667,036

Supplemental disclosure of non-cash information:
Equipment acquisitions classified in accounts payable	$123,801	$—
Effect of business acquisition (see Note 2)	23,308,624	—
Issuance of common stock in connection with the vesting and exercise of equity-based awards	2,280,783	949,812

Contacts

Christopher H. Atayan
AMCON Distributing Company
Ph 402-331-3727